UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2017

SAIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 Johns Creek Parkway, Suite 400 Johns Creek, GA	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 232-5067

No Changes.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 27, 2017, Saia, Inc. held its Annual Meeting of Stockholders. The matters listed below were submitted to a vote of Saia’s stockholders through the solicitation of proxies, and the proposals are described in detail in Saia’s Proxy Statement. The results of the stockholder vote are as follows:

Proposal 1—Election of Directors

The following individuals were elected to serve as Class II directors to hold office until the 2019 Annual Meeting of Stockholders and until their successors are elected and qualified.

Director Nominee	For	Against	Abstain	Broker Non-Votes
John P. Gainor, Jr.	23,677,668	229,187	8,890	535,817
Randolph W. Melville	23,403,876	502,979	8,890	535,817
Björn E. Olsson	22,689,816	1,216,836	9,093	535,817

Continuing Directors
William F. Evans
John J. Holland
Richard D. O’Dell
Douglas W. Rockel
Herbert A. Trucksess, III
Jeffrey C. Ward

Proposal 2— Advisory Vote on Executive Compensation

Our stockholders approved, on an advisory basis, the compensation of the Named Executive Officers disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
23,087,702	816,080	11,963	535,817

Proposal 3—Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Our stockholders voted, on an advisory basis, to approve the compensation of the Named Executive Officers disclosed in the Proxy Statement annually.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
18,815,547	16,413	5,072,493	11,292	535,817

In light of this advisory vote and the consideration of the Board of Directors of that which is in the best interest of the Company and its stockholders, the Company has decided to include an advisory vote on executive compensation in its proxy materials every year until the next required vote on the frequency of advisory votes on executive compensation.

Proposal 4—Ratification of the Appointment of KPMG LLP as Saia’s Independent Registered Public Accounting Firm for Fiscal Year 2017

Our stockholders ratified the appointment of KPMG LLP to serve as Saia’s independent registered public accounting firm for the 2017 fiscal year.

For	Against	Abstain	Broker Non-Votes
24,069,612	380,159	1,791	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAIA, INC.

Date: May 3, 2017	/s/ Stephanie R. Maschmeier
Stephanie R. Maschmeier
Controller and Principal Accounting Officer